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                                                                    Exhibit 99.1


                           PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT made and entered into as of the 27th day of April, 1999, by and between JOHN HANCOCK REALTY INCOME FUND III - LIMITED PARTNERSHIP, a Massachusetts limited partnership, having its principal address c/o The Real Estate Investment Group, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117 (hereinafter "Seller"), and REALTY ASSOCIATES IOWA CORPORATION, a Delaware corporation, having an office address c/o TA Associates Realty, at 28 State Street, Boston, Massachusetts 02109 (hereinafter "Buyer");

                                WITNESSETH THAT:

         WHEREAS, Seller desires to sell certain improved real property known as 35 Corporate Woods and located in Bridgeton, Missouri, along with certain related personal and intangible property; and

         WHEREAS, Buyer desires to purchase such real, personal, and intangible property in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the parties hereto mutually agree as follows:

         1.  The Property.

             1.1 Description: Subject to the terms and conditions of this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Buyer agrees to purchase and acquire, all of Seller's right, title, and interest in and to the following (collectively, "the Property"):

                  1.1.1 Certain land ("the Land") located at 35 Corporate Woods Drive, Bridgeton, Missouri, and more specifically described in Exhibit 1.1.1 attached hereto;

                  1.1.2 The building(s) ("the Building"), parking areas, improvements, and fixtures now situated on the Land ("the Improvements");

                  1.1.3 All furniture, personal property, machinery, apparatus, and equipment currently used in the operation, repair, and maintenance of the Land and the Improvements and situated thereon and all keys and leasing files related solely to the Building, excluding, however, tangible personal property and fixtures of the Improvements which are owned by tenants or which may be removed by tenants under the terms of their leases (collectively, "the Personal Property"). The Personal Property to be conveyed is subject to depletions, replacements, and additions in the ordinary course of Seller's business;

                  1.1.4 All easements, hereditaments, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any;

                  1.1.5 Any street or road abutting the Land to the center line thereof (to the extent owned by Seller);

                  1.1.6  The leases or occupancy agreements and all
guarantees thereof, including those in effect on the date of this Agreement which are identified on the Schedule of Leases attached hereto as Exhibit 1.1.6, and any new leases entered into pursuant to section 7.3, including all amendments thereto, which as of the Closing (hereinafter defined) affect all or any portion of the Land or the Improvements (collectively, "the Leases"), and any security deposits actually held by Seller with respect to any such Leases;
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                  1.1.7  All service, maintenance, supply, or other contracts relating to the operation of the Property, including those in effect as of the date hereof which are listed on Exhibit 1.1.7 hereto and any new contracts entered into pursuant to section 7.2 (together, "the Contracts"), subject to section 5.5 hereof;

                  1.1.8  The name "35 Corporate Woods Drive" (if available)

                  1.1.9 Assignable warranties and guaranties issued in connection with the Improvements or the Personal Property which remain in effect as of Closing; and

                  1.1.10 All transferable consents, authorizations, variances or waivers, licenses, permits, and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau, or other entity or instrumentality solely in respect of the Land or the Improvements which remain valid or in effect as of Closing.

             1.2 Agreement to Convey. Seller agrees to convey, and Buyer agrees to accept, on the Date of Closing: (a) title to the Land and the Improvements and the items described in sections 1.1.4 and 1.1.5 by special warranty deed in the condition described in section 6.1, and subject to the Permitted Exceptions (hereinafter defined); and (b) title to the Personal Property, by Bill of Sale (hereinafter defined), without warranty as to the title or the condition of such personalty.

         2. Purchase Price. The Property is to be sold to Buyer for the sum of Five Million One Hundred Thousand & 00/100 dollars ($5,100,000.00) ("the Purchase Price"), which Buyer shall pay to Seller on the Date of Closing by wiring immediately available Federal funds to the Title Company in accordance with escrow instructions for the Closing.

         3. Deposit. Buyer shall deposit with the Title Company the sum of $250,000.00 by official bank cashier's check or wire transfer funds within two business days after the execution of this Agreement by both parties as a good faith deposit (hereinafter, said deposit and such interest as is earned thereon shall be referred to as "the Deposit"), which Deposit shall be disposed of in the manner herein provided. If Closing occurs in accordance with this Agreement, the Deposit shall either be applied against the Purchase Price or returned by the Title Company to Buyer on the Date of Closing, as hereinafter provided. If this Agreement is terminated, or if either party fails to perform any of its agreements hereunder, the Deposit shall be disposed of in the manner hereinafter provided.

         4. Closing. Subject to the provisions of this Agreement, the Closing Documents shall be delivered at 11:00 o'clock A.M., EDT, on May 24, 1999 ("the Date of Closing"), at the offices of Chicago Title Insurance Company, 7616 L.B.J. Freeway, Suite 300, Dallas, Texas 75251-1106 ("the Title Company"), unless otherwise agreed upon in writing.

         5.  Buyer's Review.

             5.1  Access.

                  5.1.1 Seller shall promptly upon the execution hereof make available to Buyer copies of the Contracts and the Leases. Seller agrees to allow Buyer or Buyer's agents or representatives reasonable access to the Property (during business hours) for purposes of any non-intrusive physical or environmental inspection of the Property and review and copying of the Contracts, the Leases, Seller's books and records relating to the Property (other than any privileged, proprietary or confidential records), soil reports, environmental studies and reports, surveys, building and systems
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plans, income and expense statements, and other matters necessary in the reasonable discretion of Buyer to evaluate and analyze the feasibility of the Property for Buyer's intended use thereof. Buyer shall not conduct or authorize any physically intrusive testing of, on, or under the Property without first obtaining Seller's written consent as to the timing and scope of work to be performed, such consent not to be unreasonably withheld Buyer may also conduct tenant interviews, so long as Buyer permits Seller or its agents to accompany Buyer during such interviews.

                  5.1.2 Except as otherwise expressly set forth herein, Seller makes no representations or warranties as to the truth, accuracy, or completeness of any materials, data, or other information, including without limitation the contents of Seller's or its property manager's books and records, marketing materials prepared by Seller or the Broker, the Leases, the Contracts, rent rolls or income and expense statements, supplied to Buyer in connection with Buyer's inspection of the Property. It is the parties' express understanding and agreement that all such materials are provided by Seller solely for Buyer's convenience in making its own examination and determination prior to the Approval Date as to whether it wishes to purchase the Property, and, in making such examination and determination, Buyer shall rely exclusively on its own independent investigation and evaluation of the Property and not on any materials supplied by Seller.

             5.2 Title and Survey. Buyer shall obtain a commitment by the Title Company to issue an owner's policy of title insurance insuring the Land and the Improvements ("the Title Commitment"), and a survey of the Land prepared by a professional land surveyor licensed in the state in which the Property is located ("the Survey").

             5.3  Buyer's Right to Object or Terminate.

                  5.3.1 Buyer's Right to Object. Buyer shall have the right, in its sole discretion, on or before 5:00 p.m. Boston, Massachusetts time on May 7, 1999 ("the Approval Date") to make written objection to any matter regarding the Property ("Objection Notice"), which notice must specify the reason such matter(s) are not satisfactory and the curative steps necessary to remove the basis for Buyer's disapproval. The parties shall then have until the later of ten business days after the date of the Objection Notice and the Approval Date (whichever is later, "the Objection Deadline") to make such arrangements or take such steps as they shall mutually agree to satisfy Buyer's objection(s); provided, however, that Seller shall have no obligation whatsoever to expend or agree to expend any funds, to undertake or agree to undertake any obligations, or otherwise to attempt to cure or agree to attempt to cure any objections, and Seller shall not be deemed to have any obligation to attempt to cure any such matters unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Buyer given or entered into on or prior to the Objection Deadline and which recites that it is in response to an Objection Notice. Buyer's sole right with respect to any objections contained in an Objection Notice given in a timely manner shall be to elect on or before the Objection Deadline to terminate this Agreement pursuant to section 5.3.2 hereof. All possible objections regarding title, the Survey, or other matters regarding the Property not included in an Objection Notice given by Buyer to Seller on or before the Approval Date, or with respect to which a timely Objection Notice is given but Seller fails to expressly agree to attempt to cure as provided above, shall be deemed to be approved by Buyer as "Permitted Exceptions" as provided in section 5.4 hereof.

                  5.3.2  Buyer's Right to Terminate.  In the alternative,
Buyer shall have the right, in its sole discretion, on or before the Approval Date (if Objection Notice has not been given) or the Objection Deadline (if Objection Notice has been given), to terminate its obligation to purchase the Property for any or no reason by giving Seller written notice of termination ("the Termination Notice"). If the Termination Notice is
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timely given, Seller shall direct the Title Company promptly to return the
Deposit to Buyer and neither party shall have any further obligations or liability hereunder except as expressly set forth in this Agreement, including without limitation sections 6.2 and 24 hereof. In the event that Buyer does not tender to Seller the Objection Notice or the Termination Notice prior to the Approval Date or the Objection Deadline, as applicable: (a) the Deposit shall be non-refundable except as provided in sections 9.1. 13, or 18;

and (b) Buyer shall have no further rights to the Deposit, and no further right to terminate this Agreement, except pursuant to sections 9.1, 13, or 18.1.

             5.4 Permitted Exceptions. If this Agreement is not terminated, Buyer shall be deemed to have approved and to have agreed to purchase the Property subject to the following:

                  5.4.1 All possible title objections, survey objections, and any defects in or to title to the Property or other matters affecting or relating to the title to, or the survey of, or the condition of the Property existing as of the Approval Date and not included in an Objection Notice given by Buyer and/or which Buyer has otherwise approved or is deemed to have approved pursuant to section 5.3.1 hereof;

                  5.4.2 All existing Leases, and all Contracts and Leases which Buyer has approved or is deemed to have approved, or which Seller is permitted to enter into, pursuant to sections 5.5, 7.2, and 7.3;

                  5.4.3 the lien of non-delinquent real and personal property taxes for the current tax year and assessments;

                  5.4.4 rights of Lear Operations Corporation, as tenant only, under its Lease;

                  5.4.5 discrepancies, conflicts in boundary lines, shortages in area, encroachments, and any state of facts which an inspection of the Property would disclose and which are not shown by the public records;

                  5.4.6 easements or claims of easements not created by Seller, whether or not shown by the public records;

                  5.4.7 any service, installation, connection, maintenance or construction charges due after Closing, and, subject to the proration provisions hereof, charges for sewer, water, electricity, telephone, cable television or gas; and

                  5.4.8 unrecorded leaseholds, rights of vendors and holders of security interests on personal property installed upon the Property by tenants, and rights of tenants to remove trade fixtures at the expiration of the term of the Leases.

All of the foregoing is referred to herein collectively as the "Permitted Exceptions".

             5.5 Contracts. On or before the Approval Date, Buyer shall notify Seller in writing as to which of the Contracts Buyer elects to assume at Closing. Seller shall notify the vendors under those Contract(s) which Buyer has not agreed to assume as of Closing that, provided that Closing occurs hereunder, Seller shall terminate such Contracts, effective as of the Date of Closing; provided however if any such non-assumed Contract does not permit Seller to terminate same within thirty (30) days or requires that Seller pay a fee to terminate same prior to Closing, Buyer shall be required at Closing to assume all obligations thereunder until the effective date of the termination and to assume the obligation to pay, or to reimburse Seller for the payment of, the termination fee.


         6.  Condition of Premises.
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             6.1  Buyer and Seller agree that Buyer is acquiring the
Property in its "AS IS" condition, WITH ALL FAULTS, IF ANY, AND WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, EXCEPT AS OTHERWISE PROVIDED IN SECTION 8.1 HEREOF. Except as otherwise expressly set forth herein, neither Seller nor any agents, representatives, or employees of Seller have made any representations or warranties, direct or indirect, oral or written, express or implied, to Buyer or any agents, representatives, or employees of Buyer with respect to the condition of the Property, its fitness for any particular purpose, or its compliance with any laws, and Buyer is not aware of and does not rely upon any such representation to any other party. Buyer acknowledges that the Purchase Price might be higher if Buyer were not acquiring the Property in "as is" condition. Buyer acknowledges that it either has had or will have before the Date of Closing the opportunity to make such inspections (or have such inspections made by consultants) as it desires of the Property and all factors relevant to its use, including, without limitation, the interior, exterior, and structure of all improvements, and the condition of soils and subsurfaces (particularly with respect to the presence or absence of hazardous substances).

             6.2 After its inspections are completed, Buyer shall repair any damage to the Property caused by Buyer's inspections. Buyer agrees to indemnify Seller for all claims or damages arising out of Buyer's inspections, including, without limitation, claims for personal injury or property damage, and including all costs and attorneys' fees. The obligations in this paragraph shall survive the Closing or the termination of this Agreement for any reason, including without limitation pursuant to section 5.3.2, 9.1, or 13 hereof.

             6.3 Buyer hereby releases Seller and its agents, representatives, and employees from any and all claims, demands, and causes of action, past, present, and future, that Buyer may have relating to (i) the condition of the Property at any time, before or after the Date of Closing, including, without limitation, the presence of any hazardous substance, or (ii) any other matter pertaining to the Property. This release shall not be construed to negate the Seller's representations and warranties contained in section 8 hereof. This release shall survive the Closing or the termination of this Agreement for any reason. Buyer does not, by agreeing to this release or otherwise, assume any liability for third party or governmental claims relating to the period prior to the Closing.

         7.  Prior to Closing.

             7.1  Until Closing, Seller or Seller's agents shall:

                  7.1.1 Insurance. Maintain the types and amounts of insurance that are in force on the date of execution hereof.

                  7.1.2 Operation. Operate and maintain the Property substantially in accordance with Seller's past practices with respect to the operation of the Property, and deliver the Property to Buyer at Closing in its present condition, normal wear and tear excepted, subject to section 13 hereof.

             7.2 New Contracts. Between the Approval Date and the Date of Closing, Seller will enter into only those Contracts which Seller believes are necessary to carry out its obligations under section 7.1.2 and which shall be cancelable on not more than thirty (30) days' written notice, without penalty. If Seller enters into any such Contract, it shall promptly provide written notice thereof to Buyer and unless Buyer, within seven (7) days thereafter, notifies Seller in writing of Buyer's intention to assume such Contract, it shall be treated as a non-assumed Contract under section 5.5 hereof.
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             7.3  New Leases. Between the date hereof and the Date of
Closing, Seller will not execute any new Leases or materially amend, terminate (except upon a default by the tenant thereunder), or accept the surrender of any existing tenancies or approve any subleases without the prior consent of Buyer, which consent shall not be unreasonably withheld (having in mind commercially reasonable matters such as the amount of rent, the term, and the use under the proposed lease, and the proposed tenant's creditworthiness); provided however that Seller is authorized to accept the termination of Leases at the end of their existing terms and to expand, extend, or renew any Leases pursuant to expansion, extension, or renewal options contained therein. Seller must pay, or deliver to Buyer a credit, for any unpaid leasing commissions or construction costs attributable to the initial term of any existing Lease and which is the responsibility of the lessor under such Lease.


         8.  Representations and Warranties.

             8.1  Seller represents and warrants to Buyer as follows:

                  8.1.1 Seller is a limited partnership, duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and the state in which the Property is located.

                  8.1.2 Subject to section 9.2 hereof, Seller has all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Seller and constitute Seller's legal, valid, and binding obligation enforceable against Seller in accordance with its terms. The consummation and performance by Seller of the sale of the Property and the other transactions contemplated herein will not be in violation of or in conflict with, nor does it constitute a default under any term or provision of, the organizational documents of Seller, or any of the terms of any agreement or instrument to which Seller is a party, or by which Seller is bound, or any provision of any applicable law, ordinance, rule, or regulation of any governmental authority or any provision of any applicable order, judgment, or decree of any court, arbitrator, or governmental authority.

                  8.1.3 Seller has delivered to Buyer true, complete and correct copies of the Leases and the Contracts and to the best of Seller's knowledge, neither Seller nor any tenant is in default of the Leases or the Contracts.

                  8.1.4 Seller has received no written notice of any violation of applicable law, litigation or condemnation proceedings.

                  8.1.5 Seller has received no notice of any violation of those certain covenants and restrictions dated July 13, 1990, recorded in Book 8821, Page 827, St. Louis County Real Property Records, as amended by First Amendment to Indentures dated June 24, 1991, recorded in Book 9082, Page 630 of said Records

                  8.1.6. Seller has paid all charges currently due to the Corporate Wood Board of Trustees. The amount of the said charge is currently $126.00 per month.

                  8.1.7. Seller has received no notice of violation of the Indentures of Earth City, as amended through the Third Amendment. Buyer has paid the maintenance tax payable to the Earth City Levee District through December 31, 1998.

                  8.1.8. The Guaranty of the Lease Lear Corporation has not been amended, waived or released by Seller and Seller has received no notice disputing the validity of said Guaranty.
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             8.2  Buyer represents and warrants to Seller as follows:

                  8.2.1 Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of Delaware and on or before the Closing, will be qualified to conduct business in the state in which the Property is located.

                  8.2.2 Buyer has all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Buyer and constitute its legal, valid, and binding obligation enforceable against it in accordance with its terms, and the consummation and performance by Buyer of the transactions contemplated herein will not result in a violation of or be in conflict with or constitute a default under any term or provision of the organizational documents of Buyer, or any of the terms of provisions of any agreement or instrument to which it is a party, or by which it is bound, or of any term of any applicable law, ordinance, rule or regulation of any governmental authority or of any term of any applicable order, judgment, or decree of any court, arbitrator, or governmental authority


             8.3 The above-stated representations and warranties will survive the Closing through December 31, 1999, before which the party claiming a breach must have filed an action in a court of competent jurisdiction, and any representation and warranty not specified in such action shall expire. Any such claim shall be limited to actual damages (specifically including reasonable attorneys' fees and expenses and court costs) suffered by the claiming party (specifically excluding consequential, punitive, or other damages), and in no event shall the aggregate of such damages exceed $250,000.00. Buyer acknowledges that Seller has maintained no employees at the Property and that the Property has during Seller's ownership thereof always been managed by a third-party manager, and that Seller has relied upon such manager for knowledge and notice. The words "to the best of Seller's knowledge" in section 8.1 mean to the actual knowledge of Scott E. Morrow, the employee of Seller who is most familiar with the Property and who has had the most contact with the management company.

         9.  Conditions Precedent.

             9.1 Representations and Warranties. Each party's obligation to close hereunder shall be conditioned upon the delivery of all Closing Documents by the other party, subject to section 11.4 hereof, and the truth in all material respects as of the Date of Closing of the other party's representations and warranties set forth in section 8 hereof. If on the Date of Closing either a condition to closing has not been satisfied or a representation and warranty is not true, and such representation and warranty either was not true on the date of this Agreement, or was true on the Date of this Agreement but has become untrue as a result of a breach of this Agreement by the party making the representation hereunder then in either event the other party may either seek its remedy pursuant to section 18 hereof, waive this condition and proceed to Closing, or terminate this Agreement by notice to the representing party. If on the Date of Closing a representation and warranty is not true, and such representation and warranty was true on the date of this Agreement and has become untrue not as a result of a breach of this Agreement by the representing party, the other party may either waive this condition and proceed to Closing or terminate this Agreement by notice to the representing party. Upon the representing party's receipt of notice of termination pursuant to this section 9.1, the Deposit shall be refunded and this Agreement shall terminate, and neither party shall be liable to the other for damages or otherwise except as otherwise expressly provided herein.
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             9.2  Seller's Approvals. Seller's obligation to close hereunder shall be conditioned upon the approval of this transaction by Seller's internal committees. If, on or before May 11, 1999, Seller has not notified Buyer that such approval has been granted, such approval shall be deemed not to have been granted, and the Deposit shall be refunded and this Agreement shall terminate, and neither party shall be liable to the other for damages or otherwise except as otherwise expressly provided herein; provided, however, that in such event Seller shall reimburse Buyer for its actual third party costs in connection with this Agreement or its inspections, in an amount not to exceed $75,000.00. This provision shall survive the termination of this Agreement.

         10.  Adjustments and Prorations.

              10.1 All taxes, including, without limitation, real estate taxes and personal property taxes, collected rents, charges for utilities, including water, sewer, and fuel oil, and for utility services, maintenance services, maintenance and service contracts, all operating costs and expenses, and all other income, costs, and charges of every kind which in any manner relate to the operation of the Property (but not including insurance premiums) shall be prorated to the Date of Closing, except that if Seller does not receive the Purchase Price (by receipt of wired funds or by receipt in hand of an official bank cashier's check) by 2:00 P.M., Boston, Massachusetts time, on the Date of Closing, all prorations shall be made as of the following business day. If the amount of said taxes, assessments, or rents is not known on the Date of Closing, they shall be apportioned on the basis of the amounts for the preceding year, with a reapportionment as soon as the new amounts can be ascertained. If such taxes and assessments shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless otherwise agreed. Buyer shall be responsible for the payment of any assessments or notice of assessments made after the date of execution hereof for any public improvement, provided Buyer takes title hereunder. With respect to security deposits, if any, made by tenants at the Property and actually received in hand by Seller, Buyer shall receive credit therefor in the proration of rents. Any deposits on utilities paid by Seller shall be returned to Seller. The foregoing provisions of this section shall not apply to any taxes, assessments, or other payments, which are directly payable by tenants under their leases. On the Date of Closing, Seller shall deliver to Buyer all inventories of supplies on hand at the Property owned by Seller, if any, at no additional cost to Buyer.

             10.2 Post-Closing Collections. Buyer shall use reasonable efforts during the twelve (12) month period immediately following the Closing to collect and promptly remit to Seller rents or other amounts due Seller for the period prior to Closing. Buyer has no obligation to institute, nor may Seller institute, any collection action for any amounts owed Seller. Buyer shall apply all rents or other amounts received by Buyer, first for the account of Buyer for amounts currently due to Buyer; second, to delinquent rentals in inverse order of priority; and the balance to be retained by Buyer.

         11.  Closing Documents.

              11.1 Seller's Deliveries. Conditioned upon performance by Buyer hereunder, Seller shall execute and deliver to Buyer at the Closing the following documents ("Seller's Closing Documents"):

                    11.1.1 Deed. A special warranty deed conveying marketable title to the Land and the Improvements subject to the Permitted Exceptions.

                    11.1.2 Bill of Sale. A bill of sale, assigning and transferring to Buyer all of the right, title, and interest of Seller in and to the Personal Property and the items described in sections 1.1.8 and 1.1.9.
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                    11.1.3  Assignment of Leases.  (i) The Leases which are
still in effect as of Closing; (ii) a current listing of any tenant security deposits and prepaid rents held by Seller with respect to the Property; and
(iii) an assignment of such Leases and security deposits, which will include an indemnification by Seller of Buyer for all landlord obligations accruing prior to the Date of Closing.

                    11.1.4 Assignment of Contracts. (i) Copies of all Contracts relating to the Property which Buyer has elected to assume or which are not terminable by Seller on or before the Date of Closing; and (ii) an assignment of such Contracts, which will include an indemnification by Seller of Buyer for all owner obligations accruing prior to the Date of Closing.

                    11.1.5 Non-Foreign Certificate. A certification that Seller is not a non-resident alien (a foreign corporation, partnership, trust, or estate as defined in the Internal Revenue Code and Treasury Regulations promulgated thereunder).

                    11.1.6 Assignment of Warranties and Guaranties. An assignment of all transferable warranties and guaranties then in effect, if any, with respect to the Improvements or any repairs or renovations to such Improvements and the Personal Property being conveyed hereunder.



                    11.1.7 Books and Records. All books and records held at the Property by or for the account of Seller (other than any privileged, proprietary or confidential records), including without limitation plans and specifications and lease applications, as available.

                    11.1.8 Owner's Affidavit. An Owner's Affidavit and such other similar documents as are reasonably required from Seller pursuant to the Title Commitment as a condition precedent to the issuance of an owner's title insurance policy pursuant to the terms thereof.

                    11.1.9 Tenant Estoppels. An estoppel certificate from Lear Operations and Lear Corporation in substantially the form attached hereto as
Exhibit 11.1.9. Seller will not be in default for failure to deliver such estoppel but, if not delivered, Buyer may elect not to proceed with the Closing and instead receive a refund of the Deposit; provided, however, that if Lear Corporation does not execute the said estoppel certificate, Buyer shall, nevertheless, be required to proceed with the Closing. Seller shall only be required to use reasonable efforts to obtain the execution of the estoppel certificate by Lear Corporation


              11.2  Buyer's Deliveries. Conditioned upon performance by
Seller hereunder, Buyer shall execute and deliver to Seller at the Closing the following documents:

                    11.2.1 Assumption of Leases. An assumption of the Leases and security deposits, which will include an indemnification by Buyer of Seller for all landlord obligations accruing on or after the Date of Closing.

                    11.2.2 Assumption of Service Contracts. An assumption of the Contracts which Buyer has elected to assume, which will include an indemnification by Buyer of Seller for all owner obligations accruing on or after the Date of Closing.

              11.3 Other Closing Documents. Each party shall deliver to the other party or the Title Company such duly executed and acknowledged or verified certificates, affidavits, and other usual closing documents respecting the power and authority to perform the obligations hereunder and as to the due authorization thereof by the appropriate corporate, partnership, or other representatives acting for it, as counsel for the other party or the Title Company may reasonably request.

              11.4 Form of Closing Documents. The forms of all closing documents must, as a condition to both parties obligation to proceed Closing, be reasonably acceptable to both Seller and Buyer.


         12. Costs. Buyer shall pay, except as set forth in the following sentence, all recording fees, Buyer's attorneys' fees, the costs of obtaining a binder or commitment from a title insurance company, the premium for Buyer's title insurance policy, and all other costs and expenses incidental to or in connection with closing this transaction customarily allocated to buyers under local law.. Seller shall pay the attorneys' fees, if any, incurred by Seller in connection with this transaction, the cost of the Survey, the Broker's commission, but only if, as, and when the transaction contemplated hereby is fully consummated and the deed is recorded and the full consideration therefor has been received by Seller, and other costs and expenses incidental to or in connection with closing this transaction customarily allocated to sellers under local law.

         13. Casualty or Condemnation. In the event that prior to the Date of Closing either the Improvements are damaged or destroyed, in whole or in part, by fire or other cause, or any portion of the Land or the Improvements becomes the subject of a condemnation proceeding by a public or quasi-public authority having the power of eminent domain, then either (a) the parties shall proceed with the transaction contemplated herein, in which event Buyer shall be entitled to receive any insurance proceeds (together with a credit for any deductible) or condemnation awards, or (b) in the event such damage, destruction, or condemnation would permit Lear Operations Corporation to terminate its lease or involves, in the reasonable estimation of Seller, a loss in an amount in excess of ten per cent (10%) of the Purchase Price, or loss of all or a material portion of access to the Property, either party, at its option, may terminate this Agreement by notice to the other within ten (10) days of Buyer's receipt of Seller's notice of such damage or proceeding, in which case the Deposit shall be refunded, and thereafter neither party shall have any further obligation or liability to the other by virtue of this Agreement, except as otherwise expressly provided herein.

         14. Insurance. Seller shall not be obligated to assign to Buyer any fire, hazard, or liability insurance policies which it holds respecting the Property, and Seller shall have the right to any and all refunds or rebates resulting from the termination of such policies.

         15. Broker's Commission. Buyer and Seller each hereby warrants and represents to the other that it has dealt with no broker or finder in connection with this transaction except Colliers Turley Martin (the "Broker"), and that it is not affiliated with the Broker in any way. Buyer and Seller each hereby agrees to indemnify and hold the other harmless from and against any and all claims for brokerage or finder's fees or other similar commissions or compensation made by any and all other brokers or finders claiming to have dealt with the indemnifying party in connection with this Agreement or the consummation of the transaction contemplated hereby. The obligations in this section shall survive the Closing or the termination of this Agreement for any reason, including without limitation pursuant to section 5.3.2, 9.1, or 13 hereof.

         16. Seller's Performance. The acceptance of Seller's Closing Documents by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation of Seller herein contained and expressed, except such as are, by the terms hereof, to be performed after the delivery of said instruments.

         17. Recording Prohibited. This Agreement shall not be recorded with the St. Louis County Records or in any other office or place of record, except if necessary for Buyer to pursue its remedy under Section 18.1 (b) following a default by the Seller. If Buyer records this Agreement or cause or permit the same to be recorded (except as permitted herein), Seller may, at its option, elect to treat such act as a default by Buyer under this Agreement.

         18.  Remedies.

              18.1 If Seller defaults under this Agreement, Buyer's sole remedy, at law or in equity, shall be one of either (a) the return of the Deposit to Buyer, whereupon the obligations of Seller under this Agreement shall terminate; or (b) the right to obtain specific performance of Seller's obligation to convey the Property pursuant to this Agreement, provided that in no event shall Seller be obliged to undertake any of the following: (i) change the condition of the Property or restore the same after any fire or casualty;
(ii) expend money or post a bond to remove or insure over a title defect or encumbrance (except an encumbrance voluntarily created by Seller after the date of this Agreement) or to correct any matter shown on a survey of the Property;
(iii) secure any permit, approval, or consent with respect to the Property or Seller's conveyance, or (iv) cure defects objected to by Buyer pursuant to section 5.3.1 hereof. In no event shall any officer, director, employee, agent, or representative of Seller have any personal liability in connection with this Agreement or transaction.

              18.2 If Buyer defaults under this Agreement, the sole and exclusive remedy of Seller shall be to retain the Deposit, which sum the parties fix and settle as liquidated damages for such default of Buyer. In no event shall Buyer or any officer, director, employee, agent or representative of Buyer have any personal liability in connection with this Agreement or transaction.



              18.3 Nothing in this section 18 shall limit the express provisions of this Agreement obligating one party hereto to indemnify the other or to restore the Property, including without limitation sections 6., 15 and 24 hereof.

              18.4 In any action to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award of its attorneys' fees and costs.

         19. Assignment. This Agreement may not be assigned by Buyer without the express written consent of Seller, which consent Seller may in its sole discretion withhold, except that Buyer may, without Seller's consent, assign this Agreement to an investment advisory client of Buyer or an entity controlled by such client or to any parent or any wholly owned subsidiary of Buyer or such client. No such assignment shall operate to relieve Buyer from any obligation hereunder.

         20. Waiver. No waiver of any breach of any agreement or provision contained herein shall be deemed a waiver of any preceding or succeeding breach of any other agreement or provision herein contained. No extension of time for the performance of any obligation or act shall be deemed an extension of time for the performance of any other obligation or act.

         21.  Time. It is agreed that time is of the essence of this Agreement.

         22. Governing Law. This Agreement shall be construed under the laws of the state in which the Property is located.

         23. Notices. All notices required or permitted to be given hereunder shall be in writing and sent by overnight delivery service (such as Federal Express), in which case notice shall be deemed given on the day after the date sent, or by personal delivery, in which case notice shall be deemed given on the date received, or by certified mail, in which case notice shall be deemed given three (3) days after the date sent, or by fax (with copy by overnight delivery service), in which case notice shall be deemed given on the date sent, to the appropriate address indicated below or at such other place or places as either Buyer or Seller may, from time to time, respectively, designate in a written notice given to the other in the manner described above.

                  To Seller:        c/o The Real Estate Investment Group
                                    John Hancock Place, P.O. Box 111
                                    Boston, MA  02117
                                    Re:  File No. ______________
                                    Attention: Scott E. Morrow
                                    Fax No.:  (617) 572-3860 or 3866
                                    Telephone No.:  (617) 572-3850

                  With Copy To:     John Hancock Mutual Life Insurance Company
                                    Real Estate Law Division (T-50)
                                    John Hancock Place, P.O. Box 111
                                    Boston, MA  02117
                                    Re:  File No. ______________
                                    Attention:  Walter Boldys, Esq.
                                    Fax No.:  (617) 572-9268 or 9269
                                    Telephone No.:  (617) 572-9236

                  To Buyer:         TA Associates Realty
                                    28 State Street, 10th Floor
                                    Boston, Massachusetts 02109
                                    Attention: Scott D. Freeman
                                    Fax No.:  (617) 476-2799
                                    Telephone No.:  (617) 476-2708

                  With Copy To:     Kenneth F. Plifka, Esq.
                                    Stutzman & Bromberg, P.C.
                                    Suite 2200, 2323 Bryan
                                    Dallas, Texas 75201
                                    Fax No.: (214) 969-4999
                                    Telephone No. (214) 969-4900

         24. Confidentiality. Neither Seller nor Buyer shall disclose the financial and economic terms and conditions of the transaction contemplated herein except as may be necessary in the ordinary course of its business. All press releases or other dissemination of information to the media, or responses to requests from the media, for information relating to the transaction contemplated herein shall be subject to the prior written approval of Seller and Buyer; provided that, following the Closing, such approval shall not be unreasonably withheld or delayed. The obligations in this section shall survive the Closing or termination of this Agreement for any reason.

         25. Entire Agreement. This instrument, executed in duplicate, sets forth the entire agreement between the parties and may not be canceled, modified, or amended except by a written instrument executed by both Seller and Buyer.

         26. Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.

                                         SELLER:

                                         JOHN HANCOCK REALTY INCOME
                                         FUND III - LIMITED PARTNERSHIP

                                         BY: John Hancock Realty Equities, Inc.,
                                             its General Partner

                                         By: _______________________________
                                             Scott E. Morrow
                                                      Assistant Vice President


                                         BUYER:

                                         REALTY ASSOCIATES IOWA CORPORATION

                                         BY:________________________________

                                            ________________________________
                                             (name)          (title)

                                  EXHIBIT 1.1.1

A tract of land being Lot 6 and part of Lot 5 of "CORPORATE WOODS PLAT TWO", as recorded in Plat Book 306, Page 92 of the St. Louis County Records, U. S. Survey 2660, Township 47 North, Range 5 East, St. Louis County , Missouri, and being more particularly described as:

Beginning at a point on the Southeast line of Lot 3 of "Corporate Woods", a Subdivision according to the plat thereof recorded in Plat Book 299, Pages 88 and 89 in the St. Louis County Records, said point being distant South 46 degrees 52 minutes 47 seconds West 50.00 feet from the most Northern corner of said Lot 5; thence South 43 degrees 07 minutes 13 seconds East 351.54 feet to the Northwest line of Corporate Woods Drive, 46 feet wide; thence along said Northwest line the following courses and distances: South 28 degrees 01 minute 41 seconds West 452.84 feet, along a curve to the right whose radius point bears North 61 degrees 58 minutes 19 seconds West 472.00 feet from the last mentioned point, a distance of 179.87 feet; and thence South 49 degrees 51 minutes 47 seconds West 66.50 feet to a point; thence along a curve to the right whose radius point bears North 40 degrees 08 minutes 13 seconds West 49.00 feet from the last mentioned point, a distance of 76.97 feet to the Northeast line of Corporate Woods Place, 40 feet wide; thence along said Northeast line the following courses and distances: North 40 degrees 08 minutes 13 seconds West
212.38 feet, along a curve to the right whose radius point bears North 49 degrees 51 minutes 47 seconds East 330.00 feet from the last mentioned point, a distance of 77.33 feet; North 26 degrees 42 minutes 39 seconds West 99.79 feet, along a curve to the right whose radius point bears North 63 degrees 17 minutes 21 seconds East 54.00 feet from the last mentioned point, a distance of 44.98 feet, along a curve to the left whose radius point bears North 68 degrees 59 minutes 20 seconds West 56.00 feet from the last mentioned point, a distance of
62.68 feet to the aforesaid Southeast line of Lot 3 of "Corporate Woods"; thence North 46 degrees 52 minutes 47 seconds East 606.37 feet along said Southeast line of Lot 3 of "Corporate Woods" to the point of beginning, and being shown on Boundary Adjustment Plat of Lots 4, 5 and 6 of Corporate Woods Plat Two, according to the plat thereof recorded in Plat Book 309, Page 45.

                                  EXHIBIT 1.1.6


Lease Agreement by and between Seller as Lessor and Lear Operations Corporation as Lessee dated November 30th, 1998, together with Lease Guaranty dated November 30, 1999 executed by Lear Corporation.

                                  EXHIBIT 1.1.7


Luekes Hauling                                            snow removal

Gartland, Inc.                                            irrigation system

Top Care                                                  landscaping

                                 EXHIBIT 11.1.9


                           TENANT ESTOPPEL CERTIFICATE


To: Realty Associates Iowa Corporation, its successors and assigns (collectively, "Purchaser").

     Re:  Lease of Premises at 35 Corporate Woods,
          Bridgeton, Missouri (the "Property")

     This Certificate is being furnished to Purchaser in connection with the purchase of the Property by Purchaser from John Hancock Realty Income Fund III - Limited Partnership ("Landlord").

     The undersigned ("Tenant") hereby represents and certifies to Purchaser as follows:

     1. Tenant is the tenant under that certain lease (the "Lease") dated November 30, 1998 between Tenant and Landlord with respect to the certain demised premises containing approximately 126,400 rentable square feet and more particularly described in the Lease (the "Premises"). Tenant's Proportionate Share is 100%. Lear Corporation ("Guarantor") has guaranteed Tenant's obligations under the Lease under a Lease Guaranty (the "Guaranty") dated November 30, 1998.

     2. A true, correct and complete copy of the Lease and the Guaranty, together with all addenda, modifications and supplements thereto, if any, is annexed hereto as Exhibit A, which represents the entire agreement between the parties thereto with respect to the leasing of the Premises. The Lease and the Guaranty are in full force and effect and have not been modified, supplemented, amended, terminated or surrendered in any way except as set forth and attached hereto as Exhibit A. There are no events or conditions presently existing which with or without notice or lapse of time, or both, (a) constitute a monetary or other default of Landlord under the Lease, (b) entitle Tenant to offsets or defenses against the prompt, current payment of rent to, or claims against, Landlord or any assignee of Landlord in the Lease or (c) entitle Tenant to terminate the Lease for any reason.

     3. a. The term of the Lease commenced on December 1, 1998, and shall expire on November 30, 2005, subject to any renewal or cancellation rights specified in the Lease. Tenant does not have any options to extend the Lease, nor options or rights of first refusal or rights to renew or cancel the Lease, nor to lease additional space in the Property, nor to purchase any part of the premises or the Property, except in each case as may be specified in the Lease.

         b. The current fixed monthly rent payment pursuant to the Lease is in the amount of $40,554 and has been paid through and including _______________, 1999. The fixed rent will increase to $43,714 per month on December 1, 2002. The fixed rent is "triple-net" to Landlord, except as otherwise expressly provided in the Lease.

         c. Tenant has not delivered any security deposit with Landlord.

     4. All conditions under the Lease to be performed by Landlord as of the date hereof (including, without limitation, all work to be performed, or allowances to be given, by Landlord) have been satisfied. Tenant has accepted possession of the Premises, is in occupancy and paying full rental due under the Lease.

     5.  No rent has been paid more than thirty (30) days in advance.

                          EXHIBIT 11.1.9 - PAGE 1 OF 2

     6. The interest of Tenant in the Lease has not been assigned or encumbered, and no part of the Premises has been sublet.

     7. There are no actions, whether voluntarily or otherwise, pending against Tenant or Guarantor pursuant to the bankruptcy or insolvency laws of the United States or any state thereof.

     8. Tenant and Guarantor acknowledge and consent to the fact that Landlord may assign and transfer or has assigned and transferred the landlord's interest under the Lease and the Guaranty to Purchaser and Tenant agrees to attorn to Purchaser and to perform all of Tenant's obligations as the tenant under the Lease (including, without limitation, the payment of rent), directly to Purchaser, its successors and assigns, as the new landlord under the Lease from and after the effective date of such assignment and transfer by Landlord to Purchaser, as evidenced by a notice from Purchaser.

         Dated:  _________________, 1999.

                                                 TENANT:

                                                 LEAR OPERATIONS CORPORATION


                                                 By:___________________________
                                                 Name:
                                                 Title:



                                                 GUARANTOR:

                                                 LEAR CORPORATION


                                                 By:___________________________
                                                 Name:
                                                 Title:



                         EXHIBIT 11.1.9 - PAGE 2 OF 2